MEMORANDUM OF UNDERSTANDING

This Memorandum of Understanding ("MOU") is entered into as of March 10, 2025, by and between iQSTEL In c. ("iQSTEL"), a Nevada corporation, and Accredited Solutions, Inc. ("ASII"), a corporation registered in the State of California. Collectively, iQSTEL and ASII shall be referred to as the "Parties."

1. Purpose

The purpose of this MOU is to set forth the preliminary terms and mutual understanding between the Parties regarding iQSTEL's potential sale of a 75% equity interest in itsBChain to ASII, subject to the negotiation and execution of a definitive Purchase Agreement. The Parties agree to execute the Purchase Agreement no later than July 1, 2025, or sooner.

2. Parties Involved

Accredited Solutions, Inc. (ASII)

2810 N. Arcadia Court, Unit A210, Palm Springs, California 92262

iQSTEL Inc.

300 Aragon Avenue, Suite 375, Coral Gables, FL 33134

3. Ownership Transfer

• iQSTEL proposes to sell 75% of its ownership in itsBChain to ASII, which represents a ll of iQSTEL's holdings in itsBChain.

• This transaction has the full approval of Miguel Scavo, the owner of the remaining 25% stake in itsBChain.

4. Payment Terms

Total Consideration: ASII proposes paying $1,000,000 to iQSTEL as follows:

• $500,000 in restricted preferred shares of ASII, ensuring iQSTEL's value is preserved regardless of fluctuations in ASII's common stock price.

• $500,000 in restricted common shares of ASII, which will be registered by ASII in a resale offering filed on Form S-1 with the SEC.

- At some time in the future, iQSTEL may distribute these shares as dividends to its shareholders.

• iQSTEL will retain a 1 % lifetime royalty on itsBChain's total sales.

5. Outstanding Investment Commitment

iQSTEL acknowledges a remaining investment commitment of$65,000 related to itsBChain.

These funds will be allocated to payments for third-party contractors and will be disbursed in monthly installments of $2,500 directly to itsBChain.

6. Exploration of ASII Asset Purchase

• As part of this agreement, ASII will evaluate the potential sale of some of its assets to iQSTEL.

• iQSTEL will conduct due diligence on these assets to determine their strategic fit within its business model.

7. Purpose of the Transaction

This transaction aims to:

• Enhance ASll's position in the fin tech and cryptocurrency sector by integrating itsBChain's blockchain-based solutions.

• Create new value for ASII's shareholders with an innovative business model.

• Strengthen investor confidence through iQSTEL's potential distribution of ASII's shares.

• Preserve iQSTEL's long-term interests in itsBChain with royalty rights.

8. Due Diligence and Execution Timeline

• This transaction is contingent upon ASII successfully completing its due diligence on itsBChain.

• The Parties agree to make best efforts to finalize the Purchase Agreement by July 1, 2025, or sooner.

9. Public Disclosure Requirements

• Since iQSTEL and ASII are both publicly traded companies, each Party may be required to file an **8-K disclosure** with the U.S. Securities and Exchange Commission (SEC) regarding this MOU.

• Both Parties shall issue a **Press Release** announcing the execution of this MOU to their shareholders and the public.

10. Penalty Clause

• In the event that ASII fails to complete the purchase of itsBChain as outlined in this MOU and the definitive Purchase Agreement, ASII agrees to pay iQSTEL a penalty of **$250,000** as compensation for costs, lost opportunities, and damages incurred due to nonperformance.

• This penalty shall be payable to iQSTEL within 15 business days from the date of cancellation or fai lure to close the transaction as per the agreed terms.

2

11. Confidentiality and Non-Binding Nature

This MOU is confidential and non-binding, intended to serve as the basis for further negotiations. The terms herein are subject to due diligence and the execution of a definitive Purchase Agreement.

12. Contact Information

**iQSTEL Inc.**

300 Aragon Avenue, Suite 375, Coral Gables, FL 33134

Leandro Igl esias, CEO

Email: XXX@iqstel.com

**Accredited Solutions, Inc. (ASII)**

2810 N. Arcadia Court, Unit A210, Palm Springs, California 92262

Eduardo Brito, CEO

Email: XXXX@diamondxxxxx.com

13. Signatures

The undersigned acknowledge their agreement to the terms outlined in this MOU and agree to pro~eed in good faith towards a definitive agreement.

 /s/ Leandro Iglesias

**IQSTEL Inc.**

Name: Leandro Iglesias (President & CEO)

Date: March 10, 2025

/s/ Eduardo Brito

**Accredited Solutions, Inc. (ASII)**

Name: Eduardo Brito (CEO)

Date: March 10, 2025

/s/ Miguel Scavo

**Miguel Scavo**

Date: March 10, 2025

3